Inventories	12 Months Ended
Dec. 31, 2024
Disclosure Inventories Abstract
Inventories

7 Inventories

	2024	2023

Finished goods	7,586	7,164
Semi-finished goods	450	505
Raw materials, production inputs and packaging	3,220	2,480
Maintenance materials	925	934
Advances to suppliers	216	157
Imports in transit	1,291	1,292
Total	13,688	12,532

Inventories are measured at the lower of cost and net realizable value. The cost of inventories is recorded at the weighted average cost. In the case of manufactured inventories, besides raw materials and other consumables, cost includes an appropriate share of production overheads based on normal operating capacity.

The net realizable value was reduced by R$ 127 (2023: reduced by R$ 192 ).